Exhibit 99.1

Ollie’s Bargain Outlet Holdings, Inc. Announces
$500 Million Share Repurchase Authorization

HARRISBURG, PA – October 13, 2026 – Ollie’s Bargain Outlet Holdings, Inc. (NASDAQ: OLLI) (the “Company”) today announced that its Board of Directors has unanimously approved a new share repurchase authorization for the repurchase of an additional $500 million of the Company’s outstanding common stock. Including the Company’s existing share repurchase authorization, the Company now has approximately $561 million of aggregate share repurchase capacity.

“This new authorization underscores our conviction in the substantial long-term growth opportunity ahead.  It also demonstrates our confidence in the durability of Ollie’s business model, our ability to generate substantial cash flow over time, and in the strength of our financial position,” said Eric van der Valk, President and Chief Executive Officer. “We remain committed to our capital allocation priorities, including investing in new stores, strengthening the capabilities and infrastructure to support our growth, maintaining financial flexibility, and returning excess capital to shareholders through disciplined share repurchases. We believe this authorization reflects our confidence in the future of our business with our focus on creating long-term shareholder value.”

Since initiating its share repurchase program in 2019, the Company has returned approximately $679 million to shareholders through share repurchases while continuing to invest in new stores, supply chain capacity, and its strategic growth initiatives.

This new authorization has no expiration date and provides the Company with flexibility to execute repurchases over time, either through open market transactions, privately negotiated transactions, Rule 10b5-1 trading plans, or other permissible means, all at the Company’s discretion. The share repurchase program does not obligate the Company to repurchase any common stock and the program may be suspended, modified, or discontinued at any time.

About Ollie’s
Ollie’s is a leading off-price retailer of brand-name household products. Since our founding in 1982, our mission has been to sell Good Stuff Cheap®. We do this through a flexible buying model that focuses on closeout merchandise and excess inventory from suppliers and manufacturers around the world. Our stores offer Real Brands! Real Bargains!® in a treasure hunt environment at prices up to 70% below traditional retailers. As of August 1, 2026, we operated 686 stores in 36 states and growing! For more information, visit www.ollies.com.

Forward-Looking Statements
Statements in this press release may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “anticipate,” “intend,” “may,” “could,” “should,” “plan,” “project,” “forecast,” “believe,” “estimate,” “guidance,” “outlook,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, capital market conditions, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. Any forward-looking statements made by the Company in this press release speak only as of the date on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact
John Rouleau
Managing Director, Corporate Communication & Business Development
JRouleau@ollies.us

Media Contact
Tom Kuypers
Senior Vice President, Marketing
tkuypers@ollies.us

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